                                                                EXHIBIT 10.1(ii)


                       GUARANTY AND COMPENSATION AGREEMENT



      THIS GUARANTY AND COMPENSATION AGREEMENT ("Guaranty"), made as of this 23rd day of March 2001, by Health Management Systems, Inc. (hereinafter referred to as the "Guarantor") having an address at 401 Park Avenue South, New York, New York 10016, (hereinafter referred to as the "Building") and 401 Park Avenue South Associates LLC having an address at 30 West 26th Street, New York, New York 10010 (hereinafter referred to as the "Lessor").


                              W I T N E S S E T H:


                    WHEREAS, Guarantor is the tenant under (i) a lease dated September 24, 1981 by and between Guarantor and Lessor, as Landlord, for the entire 4th floor in the Building, (ii) a lease dated September 24, 1982 by and between Guarantor and Lessor, as Landlord, for the entire 8th, 9th, 10th and a portion of the 11th floor in the Building, such leases having been amended from time to time (hereinafter referred to as the "HMS Leases"); and

                    WHEREAS, Digital Convergence Corporation (hereinafter referred to as "Lessee"), is a tenant under a certain proposed lease dated
March 23, 2001 (hereinafter the "Lease"), between Lessor and Lessee, as Landlord and Tenant respectively for the entire 12th floor in the Building (the "Demised Premises") for a term of seven (7) years; and

                    WHEREAS, Guarantor and Lessor have entered into a lease (the "HMS 12th Floor Lease") for the Demised Premises the term of which commences on the expiration of the Lease; and

                    WHEREAS, Lessor is unwilling to enter into the Lease unless Guarantor executes and delivers this Guaranty; and

                    WHEREAS, as an inducement for Guarantor to enter into this Guaranty, Lessor will make certain "Guaranty Payments" to Guarantor, as such term is defined below.

                    NOW, THEREFORE, for $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees with Lessor as follows:

                    1. A) Guarantor unconditionally guarantees Lessee's obligation to occupy the premises demised by the Lease (the "Demised Premises") for the entire Lease term, it being expressly understood and agreed between Guarantor and Lessor that (i) except as specifically provided below, Lessor shall look solely to Lessee for recovery of any monetary claim or default as a result of Lessee's failure to comply with the terms of the Lease, to include but not limited to the obligation to pay rent and additional rent and the costs associated with the prosecution of any claim Lessor may have against Lessee,
(ii) Guarantor unconditionally guarantees to Lessor that in the event that (a) Lessor shall terminate the Lease prior to the scheduled expiration date for any reason, (b) Lessor shall come into possession of the Demised Premises before the scheduled expiration of the Lease as a result of Lessee's acts, voluntary or otherwise, or (c) the Lease by its term shall expire, then in any of these events, Guarantor shall take possession of the Demised Premises on the tenth (10th) business day following the date of Lessor's notice to Guarantor that the Demised Premises are vacant. Guarantor's possession and occupancy of the Demised Premises shall be in accordance with the terms and conditions of the HMS 12th Floor Lease, and (iii) Lessee's obligations under this Guaranty and Compensation Agreement shall terminate upon the expiration or the early termination of the Lease.
                             B) In consideration of Guarantor (i) making this
Guaranty and (ii) entering into the HMS 12th Floor Lease, Lessor shall pay to Guarantor the following amounts on the dates indicated (hereinabove and hereinafter referred to as the "Guaranty Payments"):

---------------------------------------------
Guaranty Payment        Guaranty
                      Payment Date
---------------------------------------------
$120,512.22         April 1, 2002
---------------------------------------------
  42,341.65         July 1, 2002
---------------------------------------------
  31,756.24         October 1, 2002
---------------------------------------------
  31,011.65         January 1, 2003
---------------------------------------------
  30,723.17         April 1, 2003
---------------------------------------------
  33,124.59         July 1, 2003
---------------------------------------------
  33,124.59         October 1, 2003
---------------------------------------------
  32,353.94         January 1, 2004
---------------------------------------------
  32,055.36         April 1, 2004
---------------------------------------------
  34,540.82         July 1, 2004
---------------------------------------------
  34,540.82         October 1, 2004
---------------------------------------------
  33,743.20         January 1, 2005
---------------------------------------------
  33,434.18         April 1, 2005
---------------------------------------------
  36,006.64         July 1, 2005
---------------------------------------------
  36,006.64         October 1, 2005
---------------------------------------------
  35,181.09         January 1, 2006
---------------------------------------------
  34,861.26         April 1, 2006
---------------------------------------------
  37,523.76         July 1, 2006
---------------------------------------------
  37,523.76         October 1, 2006
---------------------------------------------
  36,669.32         January 1, 2007
---------------------------------------------
  36,338.29         April 1, 2007
---------------------------------------------
  39,093.95         July 1, 2007
---------------------------------------------
  39,093.95         October 1, 2007
---------------------------------------------
  38,209.61         January 1, 2008
---------------------------------------------
  24,293.95         April 1, 2008
---------------------------------------------

            C) Notwithstanding anything to the contrary herein contained, Lessor's obligation to make the Guaranty Payments shall (i) terminate in all respects upon the occurrence of any of the following events; a) the Lease is terminated, whereupon the Guaranty Payment next due will be prorated to the date of termination of the Lease; b) the HMS leases are terminated; (c) in the event that for any reason (whether voluntary or involuntary) Guarantor shall itself occupy less than 50% of the space in the Building that Guarantor occupies as of the date of this Guaranty and Compensation Agreement (which Guarantor and Lessor agree for purposes hereof, as of the date hereof Guarantor occupies approximately 91,800 rentable square feet in the Building) then in such event the Guaranty Payments shall terminate and shall be prorated to the date of such event, or d) in the event Guarantor shall default in its obligations hereunder, and (ii) (x) the occurrence of a monetary default on the part of Lessee pursuant to the terms of the Lease or a non-monetary material breach of the Lease occurs, whereupon Guaranty Payments shall abate until such default is cured to Lessor's reasonable satisfaction; or (y) upon the event of a default of Guarantor pursuant to the terms of the HMS Leases, whereupon the Guaranty Payments shall abate until such default is cured. Any Guaranty Payment abated pursuant to the terms of this Guaranty and Compensation Agreement shall be deemed waived.

      2. Landlord shall have no obligation to perform any work or do anything to prepare the Demised Premises for Guarantor's occupancy upon the expiration or sooner termination of the Leases except (i) as may be required by the HMS 12th Floor Lease, and (ii) Lessor shall deliver the Demised Premises in broom clean condition.

      3. Any act of Lessor, or the successors or assigns of Lessor, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any matter or thing relating to the Lease, or the granting of any indulgences or extensions of time to Lessee, may be done without the consent of Guarantor, and without releasing any obligations of Guarantor hereunder.

      4. Lessor shall give written notice to Guarantor in the event of a default by Lessee under the Lease when such default shall continue beyond any notice, grace and cure periods that are provided in the Lease or which may be required by law. Lessor's notice may be delivered to Guarantor at Lessor's option (i) via facsimile and confirmed by certified mail or (ii) via a reputable national overnight courier at the address following or at such other address Guarantor may designate in writing to Lessor from time to time:

                      Health Management Systems, Inc.
                      401 Park Avenue South, 4th Floor
                      New York, New York 10016
                      Attn. Mr. Vincent C. Hartley

Lessor and Guarantor agree that Lessor's notices to Guarantor as herein above provided shall be given as an accommodation to Guarantor and any failure to deliver such notice shall not constitute a default of Lessor's obligations under this Guaranty and Compensation Agreement.

      5. Guarantor agrees that if judgment shall be entered against Guarantor in any action, suit or proceeding to enforce this Guaranty, Guarantor will reimburse Lessor for all reasonable costs and expenses incurred by Lessor in connection therewith, including, without limitation, reasonable counsel fees.

      6. Guarantor and Lessor each waive trial by jury of any and all issues arising in any action, suit or proceeding to which Lessor and Guarantor may be parties upon, under or connected with this Guaranty or any of its provisions, directly or indirectly.

      7. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon claim Guarantor may have against Lessor and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification, extension or renewal of the Lease (except that the liability of Guarantor hereunder shall be deemed to apply to the Lease as so amended, modified, extended or renewed);
(b))any exercise or non-exercise by Lessor of any right, power or remedy under or in respect of the Lease, or any waiver, consent, indulgence or other action, inaction or omission under or in respect of the Lease; (c) any assignment, sale, sublease, surrender, forfeiture, re-entry, reletting or other transfer in respect of the Lease or any or all of or any interest in the building of which the Demised Premises are a part by Lessor or Lessee; (d) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding involving or affecting Lessee or Lessor or their properties or creditors, or any action taken with respect to the Lease (including the rejection or disaffirmance of the Lease in any such proceeding), by any trustee or receiver of Lessor or Lessee, or by any court, in any such proceeding; or (e) any limitation on the liability or obligations of Lessee under the Lease, or any invalidity or unenforceability, in whole or in part, of any obligation of Lessee under the Lease or of any term of the Lease.

      8. Guarantor at its expense will execute, acknowledge and deliver all such instruments and take all such action as Lessor from time to time may reasonably request for the assuring to Lessor the full benefits intended to be created by this Guaranty.

      9. This Guaranty shall continue in full force and effect throughout the term of the Lease.

      10. Any notice or other communication hereunder shall be in writing and shall be deemed duly served if mailed by registered or certified mail in any United States post office station or letter box, addressed if to Guarantor to it at the address of Guarantor set forth herein or such other address as Guarantor shall have last designated by notice to Lessor, and addressed if to Lessor to it at 30 West 26th Street, 8th Floor, New York, New York 10010 or such other address as Lessor shall have last designated by notice to Guarantor.

      11. This Guaranty shall inure to the benefit of and may be enforced by Lessor, its successors or assigns, and shall be binding upon and be enforceable against Guarantor and its successor and assigns.

      12. This Guaranty may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Lessor, or their respective successors and assigns.

      13. This Guaranty and any issues arising hereunder shall be governed by the law of New York. Guarantor agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement. Guarantor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Guarantor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Guarantor by registered mail to or by personal service at the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court.

      14. The person executing this Guaranty on behalf of Guarantor represents that he is duly authorized to enter into this Guaranty and to enter into the HMS 12th Floor Lease and thereby bind Health Management Systems, Inc. to all of the terms and conditions contained herein and in the HMS 12th Floor Lease.

      IN WITNESS WHEREOF, the parties have duly executed this GUARANTY AND COMPENSATION AGREEMENT on the day and year first above written.

                                 FOR GUARANTOR:
                                 HEALTH MANAGEMENT SYSTEMS, INC.


                                 By: /s/ Vincent C. Hartley
                                    --------------------------------------------
                                      Vincent C. Hartley
                                 ITS: Vice-President



                                 FOR LESSOR:
                                 401 PARK  AVENUE ASSOCIATES LLC
                                 By: STEPHEN J. MERINGOFF, MEMBER

                                 By: /s/ Farrel Virga
                                    --------------------------------------------
                                      FARREL VIRGA
                                 ITS: ATTORNEY-IN-FACT

STATE OF NEW YORK        )
                 :ss.:
COUNTY OF NEW YORK       )


On the 23 of March, 2001 before me personally came Vincent C. Hartley, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                  /s/  Edith Hamilton
                                  Notary Public

                                                [Edith Miszti Hamilton
                                           NOTARY PUBLIC, State of New York
                                                     No 4905281
                                              Qualified in Nassau County
                                          Commission Expires Sept. 14, 2001]

STATE OF NEW YORK        )
                 :ss.:
COUNTY OF NEW YORK       )


     On the 23 of March, 2001 before me personally came Farrel Virga, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he executed the same.

                                  /s/  Edith Hamilton
                                  Notary Public

                                                [Edith Miszti Hamilton
                                           NOTARY PUBLIC, State of New York
                                                    No 4905281
                                              Qualified in Nassau County
                                          Commission Expires Sept. 14, 2001]